Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Dot Hill Reports Fourth Quarter and Full Year 2014 Results

•	Fourth Quarter 2014 non-GAAP Vertical Markets revenue grew 104% year-over-year

•	Fourth Quarter 2014 non-GAAP EPS nearly doubled year-over-year

•	Highest revenue quarter in six years

LONGMONT, Colo. -March 5, 2015 - Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the fourth quarter and year ended December 31, 2014.

Fourth Quarter 2014 Financial and Operational Highlights

•	Grew fourth quarter 2014 non-GAAP revenues to $68.2 million, which represents 31% sequential growth and 14% growth year-over-year.

•
Achieved non-GAAP Vertical Markets revenue of $38.5 million in the fourth quarter 2014, compared to $20.5 million in the third quarter of 2014 and $18.9 million in the fourth quarter of 2013, or 88% sequential growth and almost 104% year-over-year growth.

•	Expanded fourth quarter 2014 non-GAAP gross margin to 34.6%, compared to 32.4% in the prior quarter and 31.7% in the fourth quarter of 2013.

•	Shipped approximately 850 units of the Company’s Ultra48™ AssuredSAN® 4004, the industry’s first 2U small form factor high density storage array.

•	Introduced and shipped nearly 200 units of the Ultra56™ AssuredSAN® 4004, the industry’s only large form factor carrier grade, NEBS Level 3 compliant, high density 4U storage array.

•	Secured the Company’s 100th U.S. patent.

•	Named to Computer Technology Review’s Top 25 Must Have Software Applications.

“The fourth quarter was perhaps the first real financial evidence of the company specific growth catalysts that we have been working on for quite some time. We added new customers and introduced breakthrough solutions to existing customers through product launches that we have been intently focused on throughout the year,” stated Dana Kammersgard, president and CEO, Dot Hill Systems. “Last quarter, we talked about chasing supply, and we were successful in fulfilling all of our customers’ ramp demands.”

Exhibit 99.1

Fourth Quarter 2014 GAAP Financial Detail (including discontinued operations)

•	Net revenue was $69.1 million for the fourth quarter of 2014, compared to $58.8 million for the fourth quarter of 2013 and $52.1 million for the third quarter of 2014.

•	Gross margin for the fourth quarter of 2014 was 35.2%, compared to 30.2% for the fourth quarter of 2013 and 32.5% for the third quarter of 2014.

•	Operating expenses for the fourth quarter of 2014 were $15.7 million, compared to $15.7 million for the fourth quarter of 2013 and $16.9 million for the third quarter of 2014.

•
Net income for the fourth quarter of 2014 was $8.5 million, or $0.13 per fully diluted share, compared to $2.2 million, or $0.04 per fully diluted share, for the fourth quarter of 2013, and $0.0 million, or $0.00 per fully diluted share, for the third quarter of 2014.

Fourth Quarter 2014 Non-GAAP Financial Detail

•	Non-GAAP net revenue for the fourth quarter of 2014 was $68.2 million, compared to $59.7 million for the fourth quarter of 2013 and $52.0 million for the third quarter of 2014.

◦	Vertical Markets non-GAAP net revenue was $38.5 million for the fourth quarter of 2014, compared to $18.9 million in the fourth quarter of 2014 and $20.5 million for the third quarter of 2014.

◦	Server OEM non-GAAP net revenue was $29.7 million for the fourth quarter of 2014, compared to $40.8 million in the fourth quarter of 2013 and $31.5 million for the third quarter of 2014.

•	Non-GAAP gross margin for the fourth quarter of 2014 was 34.6%, compared to 31.7% for the fourth quarter of 2013 and 32.4% for the third quarter of 2014.

◦	Vertical Markets non-GAAP gross margin for the fourth quarter of 2014 was 40.7%, compared to 38.7% for the fourth quarter of 2013 and 43.3% for the third quarter of 2014.

◦	Server OEM non-GAAP gross margin for the fourth quarter of 2014 was 26.6%, compared to 28.4% for the fourth quarter of 2013 and 25.4% for the third quarter of 2014.

•	Non-GAAP operating expenses for the fourth quarter of 2014 were $15.0 million, as compared to $14.8 million for the fourth quarter of 2013 and $15.1 million for the third quarter of 2014.

•
Non-GAAP net income for the fourth quarter of 2014 was $8.5 million, or $0.13 per fully diluted share, as compared to $4.2 million, or $0.07 per share, for the fourth quarter of 2013, and $1.7 million, or $0.03 per fully diluted share, for the third quarter of 2014.

Year ending December 31, 2014 GAAP Financial Detail (including discontinued operations)

•	Net revenue was $217.7 million for 2014, compared to $206.6 million for 2013.

•	Gross margin for 2014 was 33.3%, compared to 31.9% for 2013.

•	Operating expenses for 2014 were $64.3 million, compared to $60.8 million for 2013.

•	Net income for 2014 was $8.1 million, or $0.13 per fully diluted share, compared to $5.1 million, or $0.09 per fully diluted share for 2013.

Year ending December 31, 2014 Non-GAAP Financial Detail

•	Non-GAAP net revenue for 2014 was $217.5 million, compared to $208.7 million for 2013.

Exhibit 99.1

◦	Vertical Markets non-GAAP revenue was $102.1 million for 2014, compared to $71.8 million for 2013.

◦	Server OEM non-GAAP revenue for 2014 was $115.4 million, compared to $137.0 million for 2013

•	Non-GAAP gross margin for 2014 was 33.6%, compared to 32.8% for 2013.

◦	Vertical Markets non-GAAP gross margin was 42.6% for 2014, compared to 42.7% for 2013

◦	Server OEM non-GAAP gross margin was 25.6% in 2014, compared to 27.6% for 2013

•	Non-GAAP operating expenses for 2014 were $60.3 million, compared to $57.8 million for 2013.

•	Non-GAAP net income for the full year of 2014 was $12.5 million, or $0.20 per fully diluted share, compared to $10.5 million, or $0.18 per share for the full year of 2013.

Balance Sheet and Cash

The company exited 2014 with cash and cash equivalents of $42.5 million, with no borrowings, compared to $40.4 million at the end of 2013, with $2.0 million in borrowings from its working capital line, and $42.4 million at the end of the third quarter of 2014, with no borrowings.

First Quarter and Full Year 2015 Outlook

Non-GAAP net revenue and fully diluted earnings per share for the first quarter of 2015 are expected to be in the range of $55 million to $59 million and $0.04 to $0.07, respectively. Non-GAAP net revenue and earnings per fully diluted share for the full year 2015 are projected to be between $230 million and $270 million and $0.25 and $0.35, respectively.

“We believe that we have set ourselves up well for strong revenue growth and our fourth quarter results were the first tangible data point indicative of significant new revenue streams,” said Hanif Jamal, chief financial officer, Dot Hill Systems Corp. “To get to this point, we have had several years of hard work and disciplined execution across the entire company. Equally and perhaps more importantly, we also provided financial evidence of the underlying operating leverage of our business that we expect will enable EPS growth at a much faster rate than revenue growth.”

Conference Call Information

Dot Hill's fourth quarter and year-end 2014 financial results conference call is scheduled to take place on Thursday, March 5, 2015 at 11:00 am ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section, or via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 90240996.

About Non-GAAP Financial Measures

The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective

Exhibit 99.1

products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Market customers include Teradata, Motorola, Tektronix, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments.

About Dot Hill

Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the first quarter and full year of 2015. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter and full year of 2015 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All

Exhibit 99.1

forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Net revenue	$58,799	$52,121	$69,115	$206,565	$217,665
Cost of goods sold	41,049	35,159	44,790	140,495	145,090
Gross profit	17,750	16,962	24,325	66,070	72,575
Operating expenses:
Research and development	8,739	9,516	9,313	35,332	37,645
Sales and marketing	3,643	3,522	3,846	13,450	14,505
General and administrative	3,242	3,836	2,537	11,658	12,122
Total operating expenses	15,624	16,874	15,696	60,440	64,272
Operating income	2,126	88	8,629	5,630	8,303
Other income (expense):
Interest expense, net	—	(4)	(10)	(16)	(36)
Other income (expense), net	(22)	2	(8)	(23)	15
Total other expense, net	(22)	(2)	(18)	(39)	(21)
Income before income taxes and discontinued operations	2,104	86	8,611	5,591	8,282
Income tax expense (benefit)	(132)	46	106	51	227
Income from continuing operations	2,236	40	8,505	5,540	8,055
Loss from discontinued operations	(24)	—	—	(476)	—
Net income	$2,212	$40	$8,505	$5,064	$8,055

Net income (loss) per share - basic*:
Income from continuing operations - basic	$0.04	$0.00	$0.14	$0.09	$0.13
Loss from discontinued operations - basic	—	—	—	(0.01)	—
Net income per share - basic	$0.04	$0.00	$0.14	$0.09	$0.13

Net income (loss) per share - diluted*:
Income from continuing operations - diluted	$0.04	$0.00	$0.13	$0.09	$0.13
Loss from discontinued operations - diluted	(0.00)	—	—	(0.01)	—
Net income per share - diluted	$0.04	$0.00	$0.13	$0.09	$0.13

Weighted average shares used to calculate net income per share:
Basic	58,948	60,396	60,615	58,521	60,171
Diluted	60,867	63,755	64,307	59,247	63,898

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2013	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$40,406	$42,492
Accounts receivable, net	42,907	43,328
Inventories	6,539	11,342
Prepaid expenses and other assets	7,265	11,126
Total current assets	97,117	108,288
Property and equipment, net	7,565	8,764
Intangible assets	—	2,680
Other assets	702	500
Total assets	$105,384	$120,232

Liabilities and Stockholders' equity
Current liabilities:
Accounts payable	$33,255	$37,421
Accrued compensation	4,922	4,015
Accrued expenses	8,935	8,039
Deferred revenue	4,211	5,319
Credit facility borrowings	2,000	—
Total current liabilities	53,323	54,794
Other long-term liabilities	4,414	2,908
Total liabilities	57,737	57,702

Stockholders' equity:
Preferred stock	—	—
Common stock	59	61
Additional paid-in capital	330,103	336,827
Accumulated other comprehensive loss	(3,254)	(3,152)
Accumulated deficit	(279,261)	(271,206)
Total stockholders' equity	47,647	62,530
Total liabilities and stockholders' equity	$105,384	$120,232

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014
Cash Flows From Operating Activities:
Net income	$2,212	$40	$8,505
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	810	989	1,092
Stock-based compensation expense	773	765	748
Provision for bad debt expense	—	65	(3)
Write-off of property and equipment	23	—	58
Changes in operating assets and liabilities:
Accounts receivable	(12,770)	(4,247)	(6,473)
Inventories	(106)	547	(4,357)
Prepaid expenses and other assets	(627)	(2,812)	(3,414)
Accounts payable	6,564	5,467	6,617
Accrued compensation and other expenses	972	390	1,040
Deferred revenue	(2)	234	57
Other long-term liabilities	1,030	441	(1,788)
Net cash provided by (used in) operating activities	(1,121)	1,879	2,082

Cash Flows From Investing Activities:
Purchases of property and equipment	(717)	(1,596)	(1,128)
Purchase of intangible assets	—	(545)	(1,445)
Net cash used in investing activities	(717)	(2,141)	(2,573)

Cash Flows From Financing Activities:
Proceeds from bank borrowings	2,000	—	—
Shares withheld for tax purposes	(1)	(12)	(3)
Proceeds from sale of stock to employees	254	516	660
Net cash provided by financing activities	2,253	504	657

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(366)	(69)	(43)
Net Increase in Cash and Cash Equivalents	49	173	123
Cash and Cash Equivalents, beginning of period	40,357	42,196	42,369
Cash and Cash Equivalents, end of period	$40,406	$42,369	$42,492

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$369	$1,652	$948
Supplemental Cash Flow Data:
Cash paid (refunded) for income taxes	$(3)	$(15)	$254

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
GAAP net revenue from continuing operations	$58,799	$52,121	$69,115	$206,565	$217,665
GAAP revenue from discontinued operations	10	—	—	50	—
GAAP net revenue from continuing and discontinued operations	$58,809	$52,121	$69,115	$206,615	$217,665
AssuredUVS revenue	(10)	—	—	(50)	—
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Non-GAAP net revenue	$59,741	$51,971	$68,223	$208,744	$217,479

GAAP gross profit from continuing operations	$17,750	$16,962	$24,325	$66,070	$72,575
GAAP gross margin % from continuing operations	30.2%	32.5%	35.2%	32.0%	33.3%
GAAP gross profit (loss) from discontinued operations	10	—	—	(92)	—
GAAP gross profit from continuing and discontinued operations	$17,760	$16,962	$24,325	$65,978	$72,575
GAAP gross margin % from continuing and discontinued operations	30.2%	32.5%	35.2%	31.9%	33.3%
Stock-based compensation	80	98	93	334	350
Severance costs	—	—	—	40	74
Power supply component failures	75	(100)	—	(707)	(100)
AssuredUVS revenue	(10)	—	—	(50)	—
AssuredUVS expenses	—	—	—	140	—
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Non-GAAP gross profit	$18,937	$16,860	$23,576	$68,437	$73,053
Non-GAAP gross margin %	31.7%	32.4%	34.6%	32.8%	33.6%

GAAP sales and marketing expenses from continuing operations	$3,643	$3,522	$3,846	$13,450	$14,505
GAAP contribution margin from continuing operations	$14,107	$13,440	$20,479	$52,620	$58,070
GAAP contribution margin % from continuing operations	24.0%	25.8%	29.6%	25.5%	26.7%
Stock-based compensation	(62)	(102)	(80)	(275)	(354)
Severance costs	—	—	(2)	(9)	(43)
Non-GAAP sales and marketing expenses	$3,581	$3,420	$3,764	$13,166	$14,108
Non-GAAP contribution margin	$15,356	$13,440	$19,812	$55,271	$58,945
Non-GAAP contribution margin %	25.7%	25.9%	29.0%	26.5%	27.1%

Exhibit 99.1

GAAP operating expenses from continuing operations	$15,624	$16,874	$15,696	$60,440	$64,272
GAAP operating expenses from discontinued operations	33	—	—	383	—
GAAP operating expenses from continuing and discontinued operations	$15,657	$16,874	$15,696	$60,823	$64,272
Currency loss	(152)	(116)	(71)	(517)	(86)
Stock-based compensation	(693)	(668)	(655)	(2,356)	(2,796)
AssuredUVS expenses	(19)	—	—	(402)	—
Long-term software contract deferred costs	29	—	—	394	—
Legal settlement	—	(1,000)	—	—	(1,000)
Legal fees related to power supply component failure	—	—	—	(2)	—
Severance costs	(7)	(11)	(19)	(97)	(113)
Non-GAAP operating expenses	$14,815	$15,079	$14,951	$57,843	$60,277

GAAP operating income from continuing operations	$2,126	$88	$8,629	$5,630	$8,303
GAAP operating loss from discontinued operations	(23)	—	—	(484)	—
GAAP operating income from continuing and discontinued operations	$2,103	$88	$8,629	$5,146	$8,303
Currency loss	152	116	71	517	86
Stock-based compensation	773	766	748	2,690	3,145
Power supply component failures	75	(100)	—	(705)	(100)
AssuredUVS expenses	19	—	—	552	—
AssuredUVS revenue	(10)	—	—	(50)	—
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Long-term software contract deferred costs	(29)	—	—	(394)	—
Legal settlement	—	1,000	—	—	1,000
Severance costs	7	11	19	137	188
Non-GAAP operating income	$4,122	$1,781	$8,625	$10,595	$12,776

GAAP net income from continuing operations	$2,236	$40	$8,505	$5,540	$8,055
GAAP net loss from discontinued operations	(24)	—	—	(476)	—
GAAP net income from continuing and discontinued operations	$2,212	$40	$8,505	$5,064	$8,055
Currency loss	152	116	71	517	86
Stock-based compensation	773	766	748	2,690	3,145
Power supply component failures	75	(100)	—	(705)	(100)
AssuredUVS expenses	19	—	—	542	—
AssuredUVS revenue	(10)	—	—	(50)	—
Other income	—	—	—	—	(27)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Long-term software contract deferred costs	(29)	—	—	(394)	—
Legal settlement	—	1,000	—	—	1,000
Severance costs	7	11	19	137	188
Non-GAAP net income	$4,231	$1,733	$8,501	$10,503	$12,501

Exhibit 99.1

Non-GAAP net income per share
Basic	$0.07	$0.03	$0.14	$0.18	$0.21
Diluted	$0.07	$0.03	$0.13	$0.18	$0.20
Weighted average shares used to calculate net income per share:
Basic	58,948	60,396	60,615	58,521	60,171
Diluted	60,867	63,755	64,307	59,247	63,898

Non-GAAP net income	$4,231	$1,733	$8,501	$10,503	$12,501
Interest expense less AssuredUVS	(2)	4	10	14	36
Income tax expense	(132)	46	106	51	227
Depreciation less AssuredUVS	810	989	1,092	3,125	3,972
Non-GAAP EBITDA	$4,907	$2,772	$9,709	$13,693	$16,736

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Server OEM GAAP net revenue from continuing operations	$39,889	$31,643	$30,620	$134,798	$115,580
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Server OEM non-GAAP net revenue	$40,831	$31,493	$29,728	$136,977	$115,394

Server OEM GAAP gross profit from continuing operations	$10,445	$8,120	$8,704	$35,534	$29,211
Server OEM GAAP gross margin % from continuing operations	26.2%	25.7%	28.4%	26.4%	25.3%
Stock-based compensation	59	67	46	244	214
Severance costs	—	—	—	26	48
Power supply component failures	75	(100)	—	(707)	(100)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Server OEM non-GAAP gross profit	$11,611	$7,987	$7,908	$37,799	$29,527
Server OEM non-GAAP gross margin %	28.4%	25.4%	26.6%	27.6%	25.6%

Server OEM GAAP sales and marketing expenses from continuing operations	$569	$516	$581	$2,070	$2,120
Server OEM GAAP contribution margin from continuing operations	$9,876	$7,604	$8,123	$33,464	$27,091
Server OEM GAAP contribution margin % from continuing operations	24.8%	24.0%	26.5%	24.8%	23.4%
Stock-based compensation	(13)	(18)	(14)	(58)	(68)
Severance costs	—	—	—	(2)	(9)
Server OEM non-GAAP sales and marketing expenses	$556	$498	$567	$2,010	$2,043
Server OEM non-GAAP contribution margin	$11,055	$7,489	$7,341	$35,789	$27,484
Server OEM non-GAAP contribution margin %	27.1%	23.8%	24.7%	26.1%	23.8%

Server OEM GAAP operating income for continuing operations	$9,876	$7,604	$8,123	$33,464	$27,091
Stock-based compensation	72	85	60	302	282
Severance costs	—	—	—	28	57
Power supply component failures	75	(100)	—	(707)	(100)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Server OEM non-GAAP operating income	$11,055	$7,489	$7,341	$35,789	$27,484

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Vertical Markets GAAP net revenue from continuing operations	$18,910	$20,478	$38,495	$71,767	$102,085
GAAP revenue from discontinued operations	10	—	—	50	—
Vertical Markets GAAP net revenue from continuing and discontinued operations	$18,920	$20,478	$38,495	$71,817	$102,085
AssuredUVS revenue	(10)	—	—	(50)	—
Vertical Markets non-GAAP net revenue	$18,910	$20,478	$38,495	$71,767	$102,085

Vertical Markets GAAP gross profit from continuing operations	$7,305	$8,842	$15,621	$30,536	$43,364
Vertical Markets GAAP gross margin % from continuing operations	38.6%	43.2%	40.6%	42.5%	42.5%
Vertical Markets GAAP gross profit (loss) from discontinued operations	10	—	—	(92)	—
Vertical Markets GAAP gross profit from continuing and discontinued operations	$7,315	$8,842	$15,621	$30,444	$43,364
Vertical Markets GAAP gross margin % from continuing and discontinued operations	38.7%	43.2%	40.6%	42.4%	42.5%
Stock-based compensation	21	31	47	90	136
Severance costs	—	—	—	14	26
AssuredUVS revenue	(10)	—	—	(50)	—
AssuredUVS expenses	—	—	—	140	—
Vertical Markets non-GAAP gross profit	$7,326	$8,873	$15,668	$30,638	$43,526
Vertical Markets non-GAAP gross margin %	38.7%	43.3%	40.7%	42.7%	42.6%

Vertical Markets GAAP sales and marketing expenses from continuing operations	$2,302	$2,593	$2,452	$8,755	$9,777
Vertical Markets GAAP contribution margin from continuing operations	$5,003	$6,249	$13,169	$21,781	$33,587
Vertical Markets GAAP contribution margin % from continuing operations	26.5%	30.5%	34.2%	30.3%	32.9%
Stock-based compensation	(28)	(51)	(40)	(125)	(170)
Severance costs	—	—	(1)	(4)	(20)
Vertical Markets non-GAAP sales and marketing expenses	$2,274	$2,542	$2,411	$8,626	$9,587
Vertical Markets non-GAAP contribution margin	$5,052	$6,331	$13,257	$22,012	$33,939
Vertical Markets non-GAAP contribution margin %	26.7%	30.9%	34.4%	30.7%	33.2%

Exhibit 99.1

Vertical Markets GAAP operating income for continuing operations	$5,003	$6,249	$13,169	$21,781	$33,587
Vertical Markets GAAP operating income (loss) for discontinued operations	10	—	—	(92)	—
Vertical Markets GAAP operating income for continuing and discontinued operations	$5,013	$6,249	$13,169	$21,689	$33,587
Stock-based compensation	49	82	87	215	306
Severance costs	—	—	1	18	46
AssuredUVS revenue	(10)	—	—	(50)	—
AssuredUVS expenses	—	—	—	140	—
Vertical Markets non-GAAP operating income	$5,052	$6,331	$13,257	$22,012	$33,939

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Corporate GAAP sales and marketing expenses from continuing operations	$772	$413	$813	$2,625	$2,608
Corporate GAAP contribution margin from continuing operations	$(772)	$(413)	$(813)	$(2,625)	$(2,608)
Stock-based compensation	(21)	(33)	(26)	(92)	(116)
Severance costs	—	—	(1)	(3)	(14)
Corporate non-GAAP sales and marketing expenses	$751	$380	$786	$2,530	$2,478
Corporate non-GAAP contribution margin	$(751)	$(380)	$(786)	$(2,530)	$(2,478)

Corporate GAAP research and development expenses from continuing operations	$8,739	$9,516	$9,313	$35,332	$37,645
Stock-based compensation	(136)	(341)	(356)	(1,053)	(1,304)
Long-term software contract deferred costs	29	—	—	394	—
Severance costs	(7)	(11)	(17)	(84)	(69)
Corporate non-GAAP research and development expenses	$8,625	$9,164	$8,940	$34,589	$36,272

Corporate GAAP general and administrative expenses from continuing operations	$3,242	$3,836	$2,537	$11,658	$12,122
Corporate GAAP general and administrative expenses from discontinued operations	33	—	—	393	—
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$3,275	$3,836	$2,537	$12,051	$12,122
Currency loss	(152)	(116)	(71)	(517)	(86)
Stock-based compensation	(495)	(225)	(219)	(1,028)	(1,137)
AssuredUVS expenses	(19)	—	—	(412)	—
Legal settlement	—	(1,000)	—	—	(1,000)
Legal fees related to power supply component failure	—	—	—	(2)	—
Severance costs	—	—	—	(4)	(2)
Corporate non-GAAP general & administrative expenses	$2,609	$2,495	$2,247	$10,088	$9,897

Exhibit 99.1

Corporate GAAP operating loss from continuing operations	$(12,753)	$(13,765)	$(12,663)	$(49,615)	$(52,375)
Corporate GAAP operating loss from discontinued operations	(33)	—	—	(392)	—
Corporate GAAP operating loss from continuing and discontinued operations	$(12,786)	$(13,765)	$(12,663)	$(50,007)	$(52,375)
Currency loss	152	116	71	517	86
Stock-based compensation	652	599	601	2,173	2,557
AssuredUVS expenses	19	—	—	412	—
Long-term software contract deferred costs	(29)	—	—	(394)	—
Legal fees related to power supply component failure	—	—	—	2	—
Legal settlement	—	1,000	—	—	1,000
Severance costs	7	11	18	91	85
Corporate non-GAAP operating loss	$(11,985)	$(12,039)	$(11,973)	$(47,206)	$(48,647)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
GAAP income per share from continuing operations	$0.04	$0.00	$0.14	$0.09	$0.13
GAAP loss per share from discontinued operations	—	—	—	(0.01)	—
GAAP income per share from continuing and discontinued operations*	$0.04	$0.00	$0.14	$0.09	$0.13
Currency loss	—	0.00	0.00	0.01	0.00
Stock-based compensation	0.01	0.01	0.01	0.05	0.05
Power supply component failures	—	(0.00)	0.00	(0.01)	0.00
AssuredUVS expenses	—	—	—	0.01	—
Long-term software contract royalties	0.02	(0.00)	(0.01)	0.04	(0.00)
Long-term software contract costs	—	0.00	0.00	0.01	0.01
Long-term software contract deferred costs	—	—	—	(0.01)	—
Legal settlement	—	0.02	0.00	—	0.02
Other adjustments	—	—	(0.01)	(0.01)	(0.01)
Non-GAAP income per share*	$0.07	$0.03	$0.13	$0.18	$0.20

Weighted average shares used to calculate income per share:
Basic	58,948	60,396	60,615	58,521	60,171
Diluted	60,867	63,755	64,307	59,247	63,898

* Per share data may not always add to the total for the period because each figure is independently calculated.